YUMA
NYSE AMERICAN



Yuma Energy, Inc.

December 2017

www.yumaenergyinc.com

Disclosure & Additional Information

Forward Looking Statements

This presentation contains forward-looking information regarding Yuma Energy, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Yuma's current expectations, beliefs, plans, objectives, assumptions and strategies. Forward looking statements often, but not always, may be identified by using words such as "expects," "anticipates," "plans," "forecasts," "guidance," "estimates," "potential," "possible," "probable," or "intends," or where Yuma states that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Statements concerning oil, natural gas liquids and natural gas reserves also may be deemed to be forward-looking in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Statements regarding pending acquisitions and dispositions or possible acquisitions and dispositions are forward-looking statements; there can be no guarantee that acquisitions or dispositions close on the terms or within the timeframe described, if at all. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: fluctuations in oil and natural gas prices; operational risks in exploring for, developing and producing crude oil and natural gas including significant mechanical failures; uncertainties involving geology of oil and natural gas deposits; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing; risks associated with derivative positions; inability to realize expected value from acquisitions, inability of our management team to execute our plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those expressed in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. Yuma's 2016 Annual Report on Form 10-K, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect Yuma's business, results of operations, and financial condition. Yuma does not assume any obligation to update forward-looking statements should circumstances or such assumptions, estimates or opinions change.

Disclaimer

We may use the terms "resource potential" and "EUR" in this presentation to describe estimates of potentially recoverable hydrocarbons that SEC rules do not permit being included in filings with the SEC. These estimates are based on Yuma's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities do not constitute "reserves" within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules. "EUR," or Estimated Ultimate Recovery, refers to our management's internal estimates based on per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the applicable area. For areas where Yuma has no or very limited operating history, EURs are based on publicly available information relating to operations of producers operating in such areas. For areas where Yuma has sufficient operating data to make its own estimates, EURs are based on internal estimates by Yuma's management and reserve engineers.

"Drilling locations" represent the number of locations that we currently estimate could potentially be drilled in a particular area estimated by well spacing assumptions applicable to that area. The actual number of locations drilled and quantities of oil and natural gas that may be ultimately recovered from Yuma's interests will likely differ substantially from our current estimates. There is no commitment by Yuma to drill all of the drilling locations.

Factors affecting the results of any drilling program undertaken by us include: (1) the scope of the program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and related matters; and (2) actual geological and mechanical issues affecting recovery rates. Most importantly, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Yuma Energy, Inc.

Houston-based E&P company with a liquids-rich portfolio of conventional & unconventional assets primarily in South Louisiana & East Texas with a

New and Expanding Focus on the Permian Basin



Bakken
706 net acres (~5% WI)
California
1,192 net acres[4] (100% WI)
Southeast Texas
1,554 net acres[4] (17%-47% WI)
Permian Basin
2,685 net acres[1] (87.5% WI)
South Louisiana
10,969 net acres (12.5% - 100% WI)
Oil production
Oil and gas production
New Area
Yuma Proprietary 3D*

*Yuma has proprietary 3D seismic shoots: Amazon 3D is 70 sq. miles & Livingston is 138 sq. miles

EXCHANGE	NYSE AMERICAN
TRADING SYMBOL	YUMA
STOCK PRICE[1]	$1.29
COMMON SHARES OUTSTANDING[1]	22.66 Million
PREFERRED SHARES OUTSTANDING[1,2]	1.9 Million
MARKET CAP[1]	$29.2 Million
DEBT[1]	$26.75 Million
NET LEASEHOLD[3,4]	14,503 Acres
PROVED RESERVES[3,5]	8,321 MBOE
PROVED PV10[3,5]	$73.6 Million
2016 PRODUCTION	1,820 BOEPD
2017E PRODUCTION[6]	2,400 to 2,600 BOEPD

1. As of December 1, 2017.
2. Series D Convertible Preferred Stock - 7% PIK dividend, $20.7MM liquidation value, $6.58 liquidation price per share
3. As of December 31, 2016 and does not include Permian Basin acreage.
4. Excludes 1,557 and 150 net acres sold with El Halcón and Cat Canyon divestitures, respectively.
5. Prepared by Netherland, Sewell & Assoc. using year-end 2016 SEC Prices. See additional information on page 23.
6. Management's estimated range for Yuma's average daily production for 2017, as of December 2017.

Yuma Proved Reserves Summary

2016 NSAI Year End Reserves – SEC Prices

Reserve Report Summary (12/31/2016)[1]

1P Summary	Reserve Category	Net Oil	Net Gas	Net NGL	Net Total	Net Capex	PV-10	Develop. Cost
		Mbbls	MMcf	Mbbls	Mboe[2]	$M	$M	$/Boe
	PDP	1,462	11,376	533.6	3,891	8,883	39,231	2.28
	PDNP	741	10,543	527.3	3,026	8,963	28,086	2.96
	PUD	772.9	2,060	287.3	1,404	14,226	6,283	10.14
	Proved	2,976	23,979	1,348	8,321	$32,072	$73,600	$3.85

Reserve Report Commentary

- Based on December 31, 2016 Netherland Sewell & Associates Year End 2016 Reserve Report
- Year-end 2016 SEC prices of $42.75/bbl of oil and $2.48/Mmbtu of gas
- Does not include reserve potential in categories beyond 1P
- PDP reserves includes P&A capex for all properties (minus salvage)

Reserves by Category (%)


PUD
17%
PDP
47%
PDNP
36%

Reserves by Product (Mboe)


NGL
17%
OIL
37%
GAS
46%

Reserves by PV10 ($M)


PUD
12%
PDP
52%
PDNP
36%

1. See additional information on page 23.

2. Determined using a ratio of six MCF of natural gas equal to one barrel of oil equivalent (Boe).

Operations Review

Lease Operating Expense[1] ($ Thousands)


Opex Only
Sev. & AD Tax, Trans. & Mkt
Workover Exp
3rd Qtr 2017 Total LOE – $2,509.4
1st Qtr 2015 Total LOE – $6,113.7
$3,604.3 (59%) decrease from 2015
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017

1. Yuma and Davis combined lease operating expenses.

YUMA ENERGY

Operations Review

Operating Margin Analysis[1]



Margin $/Boe
Total LOE $/Boe
Realized $/Boe
3rd Qtr 2017 Margin $/Boe – $15.31
1st Qtr 2015 Margin $/Boe – $9.63
$5.68 (59%) increase from 2015
$/Boe
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$26.29
$30.15
$25.63
$23.03
$17.45
$22.43
$24.17
$26.50
$27.50
$28.21
$26.92
$16.66
$13.15
$12.15
$13.27
$10.52
$10.27
$12.27
$10.30
$10.24
$13.07
$11.61
$9.63
$17.00
$13.48
$9.77
$6.93
$12.17
$11.90
$16.20
$17.26
$15.14
$15.31
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017

1. Does not include realized hedges, corporate G&A and interest expense. Yuma and Davis combined margin analysis.

Yuma Financial Review

General and Administrative Expenses[1] ($ Thousands)

3rd Qtr 2017 G&A – $1,622.5
1st Qtr 2015 G&A – $4,101.2
$2,478.7 (60.4%) decrease from 2015



G&A (less stock comp)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
Includes merger related expenses

Davis Merger resulted in approximately $8MM in annualized G&A savings.

1. Corporate G&A is combined Yuma and Davis general and administrative expenses minus stock compensation.

YUMA ENERGY

Yuma Financial Review

Balance Sheet & Income Statement ($ Thousands)

Q3 2017 includes Subscription Receivable of $8.7MM

Sold El Halcón for $5.5MM in Q2 2017

Paid down $7.5MM in debt in Q2 2017, Borrowing Base reaffirmed in Sept. at $40.5MM until April 1, 2018. Debt was further reduced to $26.75MM as of December 1, 2017.

Consistent revenue and cash flow since Davis merger.

Q2 2017 slightly impacted by the El Halcón divestiture

	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016
ASSETS				
Current assets	$15,234	$9,147	$11,922	$11,627
Oil and gas properties	76,948	75,445	82,391	81,940
Other property and equipment	3,076	3,113	3,198	3,387
Other assets and deferred charges	1,216	1,985	1,628	985
Total Assets	$96,475	$89,690	$99,139	$97,939
LIABILITIES				
Current liabilities	$15,157	$13,707	$15,534	$15,899
Long-term debt	31,450	32,000	39,500	39,500
Other noncurrent liabilities	10,098	9,670	9,951	11,035
EQUITY				
Total equity	39,770	34,313	34,155	31,505
TOTAL LIABILITIES & EQUITY	$96,475	$89,690	$99,139	$97,939

	Three Months Ended		
	Sept 30, 2017	June 30, 2017	Mar 31, 2017
PRODUCTION (Boe)	216,055	232,353	259,776
REVENUES[1]			
Oil and Gas Revenue	$5,817	$6,555	$7,144
Realized hedge income	553	452	99
Total Revenue	$6,370	$7,007	$7,243
OPERATING EXPENSES[2]			
Lease Operating Expense	$2,509	$3,059	$2,661
General and administrative - other	1,623	1,907	2,176
Total Operating Expenses	$4,132	$4,966	$4,837
INCOME FROM OPERATIONS	$2,238	$2,041	$2,406

1. Includes realized derivative settlements.
2. Cash operating expenses from 1st, 2nd and 3rd Quarter 2017 income statements.

Hedge Position

Commodity derivative instruments open as of September 30, 2017

	2017 Settlement	2018 Settlement	2019 Settlement
NATURAL GAS (MMBtu)[1]:			
Swaps			
Volume	517,916	1,725,133	373,906
Price	$3.13	$3.00	$3.00
3-way collars			
Volume	41,712	-	-
Ceiling sold price (call)	$3.39	-	-
Floor purchased price (put)	$3.03	-	-
Floor sold price (short put)	$2.47	-	-
CRUDE OIL (Bbls)[1]:			
Swaps			
Volume	31,927	195,152	156,320
Price	$52.24	$53.17	$53.77
3-way collars			
Volume	26,637	-	-
Ceiling sold price (call)	$77.00	-	-
Floor purchased price (put)	$60.00	-	-
Floor sold price (short put)	$45.00	-	-

1. Natural gas prices are NYMEX Henry Hub prices, and crude oil prices are NYMEX WTI.

Yuma Energy, Inc.

Growth Strategy – Expand into the Permian Basin

Capitalize on Our Proven Track Record of Success

- Experienced team with equity alignment
- Veteran and talented Board of Directors
- **Proven ability to get deals done**

Leverage Stronger Financial Position & Liquidity

- Higher production and cash flow with no increase in G&A
- Borrowing base reaffirmed at $40.5MM through April 1, 2018
- **$14.0MM of availability under current borrowing base**

Maintain Diversified & Predictable Production & Cash Flow

- Lower lifting costs and improved margins
- Balanced PDP mix – 54% liquids & 46% gas – conv./unconv.
- **Proved reserves provide a solid foundation for growth**

Grow from Existing Low Cost - Low Risk Inventory

- Low cost, high impact, & high ROR re-completions
- PUDs & prospects economic at today's prices
- **Current focus – Livingston 3D & San Andres Horizontal Play**

Continue Actively Pursuing Acquisitions/Mergers

- All-stock mergers/acquire CF positive assets w/ development upside
- Capture low cost entries into established plays & trends
- **Current focus – Permian Basin / San Andres Horizontal Play**

Why the Permian Basin San Andres Horizontal Oil Play?
Meets Several Key Attributes

- **Fits Yuma's Growth Strategy**
  Yuma evaluated resource plays in the United States to find a play that meets the following criteria…
  - Must be economic at today's commodity prices
  - Must have a low entry cost
  - Must be low risk drilling & repeatable
  - Must be able to grow organically
  - Management team must have experience with the…
    - ✓ Drilling & completion technologies and
    - ✓ Type of operations
  - Individual capital investments must "fit" Yuma's current budget limitations
    - ✓ Land costs less than $1,000/acre
    - ✓ Well costs between $2.0 & $3.0 million
  - Prefer oil as the primary component
- **Demonstrates Superior Economic Returns**
  - Economics compare favorably to other leading Permian Basin plays
  - Largely unrecognized by larger companies (so far)
- **Potential for High Valuation Multiples**
  - The market is beginning to recognize the San Andres Horizontal Oil Play
  - The performance of the San Andres HZ Oil Play has resulted in strong economics
  - Substantial room for growth



Bakken North Dakota
East Texas Eagle Ford
Haynesville E. TX & NW LA
Delaware Basin West Texas
So Texas Eagle Ford
San Andres Horizontal Play of West Texas

YUMA ENERGY

San Andres Horizontal Oil Play

New Technology Creates Highly Competitive & Emerging Play

- The Main Pay Zone (MPZ) of the San Andres formation has been developed historically in the Permian Basin with conventional, vertical wells drilled on structural highs (see map to right)
- Over 10 Billion barrels of oil have been recovered from the Permian Basin San Andres formation[1]
- Industry has been interested in what is commonly referred to as the San Andres Residual Oil Zone[2] (ROZ) beneath existing fields since the 1980's [3]
- Recent application of horizontal drilling and multi-frac technologies to the San Andres ROZ has resulted in increased activity in West Texas & SE New Mexico
  - ✓ 1st well drilled in 2011 in Yoakum Co.
  - ✓ Over 90 wells drilled since 01/2015
  - ✓ Yoakum & Andrews counties have been the most active counties to-date
  - ✓ Activity has been increasing in Gaines, Cochran, & Lea counties as well


Cochran Co, TX
NORTHERN SHELF
Yoakum Co, TX
Gaines Co, TX
Andrews Co, TX
Lea Co, NM
New Mexico
Texas
NW SHELF
MIDLAND BASIN
DELAWARE BASIN
CENTRAL BASIN PLATFORM
Yuma's Acreage is in Yoakum County
Industry Horizontal Activity
San Andres Vertical Wells
Source: Drilling Info

The Core of the San Andres Horizontal Oil Play of the Permian Basin Continues to Expand as Operators Develop Surrounding Areas

1. Source: Drilling Info.
2. Residual Oil Zone (ROZ) - definition is "previously highly oil saturated zone from which the oil is displaced by water through tectonic tilting and/or hydro-dynamic flooding".
3. Source: L Stephen Meltzer, Melzer Consulting (Feb 2016).

Recent Activity in the San Andres Horizontal Oil Play

Proven, Highly Competitive, Emerging Horizontal Oil Play

Brahaney Area Activity

Analogous, Proven Development

- Over 100 wells drilled since May 2012
- Primarily located in Yoakum Co., TX
- Hz wells target top of San Andres ROZ[1]
- Target – Dolomite Porosity
  - ✓ 250'-500' thick
  - ✓ Porosity ~ 10-12%
  - ✓ Oil saturation ~ 40-80%
  - ✓ Mud log & core shows
- 56 wells used in analysis
- P50 EUR[2] / IP[2] ranges
  - ✓ 1 mile laterals ~ 300 MBO / 300 BOPD
  - ✓ 1.5 mile laterals ~ 500 MBO / 330 BOPD

Primary Operators in Brahaney Area

- Steward Energy
- Walsh Petroleum
- Riley Exploration
- Wishbone Texas Op
- Monadnock Resources

Current Activity

- 4 rigs currently running in Yoakum Co. TX
- Yuma spudded a San Andres well in December 2017


SAN ANDRES OIL PRODUCTION
NW Brahaney Field Area
Steward refers to as "Bronco"
Yoakum County, TX
93 Horizontal
San Andres wells
spud after Jan-2015
Lea County, NM
12 Horizontal
San Andres wells
spud after Jan-2015
Andrews Co. & Gaines Co. Area
Gaines County, TX
21 Horizontal
San Andres wells
spud after Jan-2015
Andrews County, TX
52 Horizontal
San Andres wells
spud after Jan-2015
Source: Drilling Info

Andrews Co. & Gaines Co. Activity

Analogous, Proven Development

- Over 70 horizontal wells drilled since January 2015
- Horizontal activity concentrated in existing fields
- Completions in Main Pay Zone (MPZ) and ROZ
- Highest IP – over 1,200 BOEPD (Pacesetter)

1. Residual Oil Zone (ROZ) - definition is "previously highly oil saturated zone from which the oil is displaced by water through tectonic tilting and/or hydro-dynamic flooding".

2. EUR and IP rates are based upon information obtained from Drilling Info and are management's internal estimates. See Disclaimer on page 2.

Brahaney Field Area San Andres Hz Well Performance Analysis

SA HZ 1.0 Mile Lateral Well

Cum. Oil Production vs Normalized Flowing Time



Cumulative Oil Production (Mstb)
Normalized Flowing Time (month)
P50 IP[1,2] 300 BOPD
P50 12 Mo Cum ~ 60 MBO
P50 EUR[1] ~ 300 MBO

Rate of Return (ROR) vs Oil Price (WTI $)



ROR %
Oil $/ Bbl
WI – 100%
NRI – 75%
DC&E[1] - $2.4MM
IP[1] – 300 BOPD
EUR[1] – 300 MBO
GOR - 1000
Depth – 5,500ft TVD

SA HZ 1.5 Mile Lateral Well

Cum. Oil Production vs Normalized Flowing Time



Cumulative Oil Production (Mstb)
Normalized Flowing Time (month)
P50 IP[1,2] 330 BOPD
P50 12 Mo Cum ~ 75 MBO
P50 EUR[1] ~ 500 MBO

Rate of Return (ROR) vs Oil Price (WTI $)



ROR %
Oil $/Bbl
WI – 100%
NRI – 75%
DC&E[1] - $2.75MM
IP[1] – 330 BOPD
EUR[1] – 500 MBO
GOR - 1000
Depth – 5,500ft TVD

1. EUR and IP rates are based upon information obtained from Drilling Info and are management's internal estimates. See Disclaimer on page 2.
2. Initial production (IP) is measured after 1 to 2 months of flow back.
3. Gas price assumption for oil at $45/bbl is $2.50/MCF flat, $50/bbl is $3.00/MCF flat, and $60/bbl is $3.50/MCF flat.

Yuma and the San Andres Horizontal Oil Play
Recently Entered ~ 33,280 Acre Joint Venture AMI in Yoakum Co., TX

Highly Competitive Horizontal Oil Play

Joint Development Agreement

- Originally acquired 87.5% WI in ~2,269 acres (1,985 net acres)
- Yuma is operator of JV with 87.5% WI
- Currently acquiring additional leasehold in a 33,280 acre AMI
- Current acreage position is 3,464 gross leased acres (3,031 net acres)
- Recently drilled a SWD well and spudded a JV horizontal well in December 2017
- Analogous developments ongoing near AMI area
  - Over 100 wells drilled to-date
  - 4 rigs currently running
  - Robust economics at current oil prices

Meaningful Impact to Yuma's Growth

- Up to 30+ potential locations on existing acreage[1]
- Open acreage available and considerable running room remains



Sable Field
Brahaney Field
Wasson Field
Reeves Field
Yuma's 1st Well
Q4 2017 Spud
Weatherby 1H
130 BOEPD from 700'
YUMA JOINT VENTURE AMI BOUNDARY
JV 100% WI Acreage
JV Partial WI Acreage
SAN ANDRES OIL PRODUCTION
Vertical San Andres Wells
JV Partial WI Acreage
Target Contiguous Acreage
Drilling Rigs
Drilling Permits

1. 30 plus locations assumes 1.0 mile laterals.

South Central Louisiana – Lac Blanc Field

High value asset with high impact re-completion – Vermilion Parish, LA

Asset Overview

Working interest	– 62.5% -100%
Operator	– Yuma
Acres	– 1,744 Gross (1,090 Net)
Formation(s)	– Miocene Siph Davisi

Discovery Map(1)



LAC BLANC FIELD (2006)
CUM YE2016 ~2.3 MMBO & 97 BCFG
Lac Blanc Field
Vermilion Ph., LA
Siph D1 Pay Sand
Depth Structure Map
CI = 50 ft. July 2015

Siph D1 & Upr Siph D Logs[1]



SL 18090 #1
WI 62.5%
SIPH D1 Sand – 91.5' Net Gas
ACTIVE
Upper SIPH D (18100' Sand) – 33' Net Gas
RE-COMPLETION
SL 18090 #2
WI 100%
SIPH D1 (18700' Sand) – 37.5' Net
ACTIVE

Asset Provides

- **Predictable & steady cash flow**
- Rich gas flows to plant for NGLs processing

Upside Potential

- **High impact re-completion**
  - **100+% ROR**
  - **20 MMCFD[2] & 400 BCPD[2]**
- Deep Planulina prospect
  - 100ft plus potential net pay

1. Source: Yuma Energy, Inc. internal analysis of open hole logs.
2. NSAI 2016 Year-End reserve report.

YUMA ENERGY

South Central Louisiana – Bayou Hebert Field

High value asset with high impact re-completions – Vermilion Parish

Asset Overview

Working interest	– 12.5%
Operator	– PetroQuest
Acres	– 1,600 Gross (200 Net)
3-D seismic area	– 25 square miles
Formation(s)	– Lower Cris R at 17,700ft to 18,250ft

Discovery Map[1]



ERATH FIELD (1940)
CUM PROD 43 MMBO + 1.2 TCFG
TIGRE LAGOON FIELD (1947)
CUM PROD 20 MMBO + 421 BCFG
BAYOU HEBERT FIELD (2011)
CUM YE2016~1.9 MMBO & 103 BCFG

Lower Cris R Log[2]



Mar-2012
33.9 BCFG
607 MBC
Petroquest
No. 1-ST1 Thibodeaux
GR
M1RX
Cris R1 Sand BP (2P)
FUTURE RECOMPLETION L CRIS R2 A Sand
L Cris R2 B Sand
L Cris R2 C Sand
RE-COMPLETION
RE-COMPLETION
ACTIVE

Asset Provides

- **Predictable cash flow**
- Future production growth
- Rich gas flows to plant for NGLs processing

Upside Potential

- **High impact re-completion**
  - **Low capex & 100% ROR**
  - **High producing rates (greater than 20 MMCFPD)**
- 1P side-track with up-dip multi-stacked pay sands
- Other behind pipe 2P re-completions

1. Source: Drilling info and Louisiana State Production Records.
2. Source: Yuma Energy, Inc. internal analysis of open hole logs.

Southeast Texas – Chalktown Field
Unconventional Liquids-Rich Play – Madison Co., Tx

Upper & Lower Lewisville X-Section & Discovery Map[1]



A
A'
Upper Lewisville
Proved HZ Play- PDP & PUDS
Lower Lewisville
Probable & Possible HZ Play
Day Salt Dome
Barr Units A & B
Silver Oak wells
Vick Trust Unit B
Dean Unit
Chalktown AMI Outline

Asset Overview

Working interest[2]	– ~23.3%
Operator	– Contango Oil and Gas Co.
Acres	– 25,991 (756 Net)
Formation(s)	– Upper and Lower Lewisville (Woodbine sands) at 8,200ft to 9,000ft
Est. D,C&E Costs[3]	– $4-5 MM/well (G)
EURs[3]	– 300-550 MBOE

Asset Provides

- **Predictable cash flow**
- **Future growth**
- Rich gas flows to plant for NGLs processing

Upside Potential

- **Multiple Upper Lewisville HZ PUDs**
- Multiple Lower Lewisville HZ PROB & POSS locations

1. Source: Yuma Energy Inc. internal analysis.
2. WI varies based upon partner participation (WI range 18-25%).
3. Source: EURs and capital costs are the Operators latest estimates found in Contango's investor presentation dated April 3, 2017 at the OGIS Conference (slide 16).

YUMA ENERGY

Appendix

Jameson SWD #1
Yoakum County, TX



Yuma Energy, Inc. Management Team



Sam L. Banks has been our Chief Executive Officer and a member of the Board of Directors since the closing of the merger with Davis on October 26, 2016. He was the Chief Executive Officer and Chairman of the Board of Directors of Yuma California from September 10, 2014 and also our President since October 10, 2014 through October 26, 2016. He was the Chief Executive Officer and Chairman of the board of directors of Yuma Co. and its predecessor since 1983. He was also the founder of Yuma Co. He has 39 years of experience in the oil and natural gas industry, the majority of which he has been leading Yuma Co. Prior to founding Yuma Co., he held the position of Assistant to the President of Tomlinson Interests, a private independent oil and gas company. Mr. Banks graduated with a Bachelor of Arts from Tulane University in New Orleans, Louisiana, in 1972, and in 1976 he served as Republican Assistant Finance Chairman for the re-election of President Gerald Ford, under former Secretary of State, Robert Mosbacher.



Paul D. McKinney has been our President and Chief Operating Officer since April 2017 and Executive Vice President and Chief Operating Officer since the closing of the merger with Davis on October 26, 2016. He was the Executive Vice President and Chief Operating Officer of Yuma California from October 2014 through October 26, 2016. Mr. McKinney served as a petroleum engineering consultant for Yuma California's predecessor from June 2014 to September 2014 and for Yuma California from September 2014 to October 2014. Mr. McKinney served as Region Vice President, Gulf Coast Onshore, for Apache Corporation from 2010 through 2013, where he was responsible for the development and all operational aspects of the Gulf Coast region for Apache. Prior to his role as Region Vice President, Mr. McKinney was Manager, Corporate Reservoir Engineering, for Apache from 2007 through 2010. From 2006 through 2007, Mr. McKinney was Vice President and Director, Acquisitions & Divestitures for Tristone Capital, Inc. Mr. McKinney commenced his career with Anadarko Petroleum Corporation and held various positions with Anadarko over a 23 year period from 1983 to 2006, including his last title as Vice President of Reservoir Engineering, Anadarko Canada Corporation. Mr. McKinney has a Bachelor of Science degree in Petroleum Engineering from Louisiana Tech University.



James J. Jacobs has been our Chief Financial Officer, Treasurer and Corporate Secretary since the closing of the merger with Davis on October 26, 2016. He was the Chief Financial Officer, Treasurer and Corporate Secretary of Yuma California from December 2015 through October 26, 2016. He served as Vice President – Corporate and Business Development of Yuma California immediately prior to his appointment as Chief Financial Officer in December 2015 and has been with us since 2013. He has 16 years of experience in the financial services and energy sector. In 2001, Mr. Jacobs worked as an Energy Analyst at Duke Capital Partners. In 2003, Mr. Jacobs worked as a Vice President of Energy Investment Banking at Sanders Morris Harris where he participated in capital markets financing, mergers and acquisitions, corporate restructuring and private equity transactions for various sized energy companies. From 2006 through 2013, Mr. Jacobs was the Chief Financial Officer, Treasurer and Secretary at Houston America Energy Corp., where he was responsible for financial accounting and reporting for U.S. and Colombian operations, as well as capital raising activities. Mr. Jacobs graduated with a Master's Degree in Professional Accounting and a Bachelor of Business Administration from the University of Texas in 2001.

Yuma Energy, Inc. Board of Directors

Richard K. Stoneburner, Non-executive Chairman of the Board, has served as Non-executive Chairman of the Board and a member of Yuma's compensation committee since the closing of the merger with Davis on October 26, 2016. He was a director and member of Yuma's compensation committee since September 10, 2014 and has served as a director of Yuma Co. since November 2013. He began his career as a geologist in 1977. Mr. Stoneburner joined Petrohawk Energy in 2003, where he led Petrohawk's exploration program from 2005 to 2007 prior to serving as the company's President and COO from 2007 to 2011. When BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions. Mr. Stoneburner currently serves on the Board of Directors of Tamboran Resources Limited and serves as a Managing Director to the private equity firm Pine Brook Partners. Prior to his appointment as Director, Mr. Stoneburner was a Board Advisor to Yuma Co. from July 2013 through November 2013. Mr. Stoneburner has a bachelor's degree in geology from the University of Texas and a master's degree in geological sciences from Wichita State University.

Sam L. Banks, Chief Executive Officer & Director – See Management summary.

James W. Christmas, Director, has served as a director and member of Yuma's audit (chair) and nominating committees since the closing of the merger with Davis on October 26, 2016. He has served as a director and member of Yuma's audit and compensation committees since September 10, 2014 and has served as a director of Yuma Co. since November 2013. Mr. Christmas began serving as a director of Petrohawk Energy Corporation ("Petrohawk") on July 12, 2006, effective upon the merger of KCS Energy, Inc. ("KCS") into Petrohawk. He continued to serve as a director, and as Vice Chairman of the Board of Directors, for Petrohawk until BHP Billiton acquired Petrohawk in August 2011. He also served on the audit committee and the nominating and corporate governance committee. Mr. Christmas served as a member of the Board of Directors of Petrohawk, a wholly-owned subsidiary of BHP Billiton, and as chair of the financial reporting committee of such board from August 2013 through September 2014. Since February 2012, Mr. Christmas has served on the board of directors of Halcón Resources Corporation ("Halcón") and currently serves as Lead Outside Director, and serves as chairman of its audit committee and a member of its compensation committee. Mr. Christmas served on the Board of Directors of Rice Energy, Inc. from January 2014 until the closing of its merger with EQT Corporation in November 2017, and was chairman of its audit and nominating and governance committees and as a member of its compensation committee. He also serves on the Board of Governors of St. John's University. He served as President and Chief Executive Officer of KCS from 1988 until April 2003 and Chairman of the Board and Chief Executive Officer of KCS until its merger into Petrohawk. Mr. Christmas was a Certified Public Accountant in New York and was with Arthur Andersen & Co. from 1970 until 1978 before leaving to join National Utilities & Industries ("NUI"), a diversified energy company, as Vice President and Controller. He remained with NUI until 1988, when NUI spun out its unregulated activities that ultimately became part of KCS. As an auditor and audit manager, controller and in his role as CEO of KCS, Mr. Christmas was directly or indirectly responsible for financial reporting and compliance with SEC regulations, and as such has extensive experience in reviewing and evaluating financial reports, as well as in evaluating executive and board performance and in recruiting directors. He has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies. Prior to his appointment as a Director, Mr. Christmas was a Board Advisor to Yuma Co. from August 2012 through November 2013. Mr. Christmas received a bachelor's degree in accounting and an honorary Doctor of commercial science degree from St. John's University.

Yuma Energy, Inc. Board of Directors

Frank A. Lodzinski, Director, has served as a director and member of Yuma's compensation committee since the closing of the merger with Davis on October 26, 2016. He served as a director and member of Yuma's audit committee since September 10, 2014 and has served as a director of Yuma Co. since August 2012. He has more than 45 years of oil and gas industry experience. In 1984, Mr. Lodzinski formed Energy Resource Associates, Inc., which acquired management and controlling interests in oil and gas limited partnerships, joint ventures and producing properties. Certain partnerships were exchanged for common shares of Hampton Resources Corporation in 1992, which Mr. Lodzinski joined as a director and President. Hampton was sold in 1995 to Bellwether Exploration Company. In 1996, Mr. Lodzinski formed Cliffwood Oil & Gas Corp. and in 1997, Cliffwood shareholders acquired a controlling interest in Texoil, Inc., where Mr. Lodzinski served as a director, Chief Executive Officer and President. In 2001, Mr. Lodzinski was appointed a director, Chief Executive Officer and President of AROC, Inc., to manage the restructuring and ultimate liquidation of that company. In 2003, AROC completed a monetization of oil and gas assets with an institutional investor and began a plan of liquidation. In 2004, Mr. Lodzinski formed Southern Bay Energy, LLC, the general partner of Southern Bay Oil & Gas, L.P., which acquired the residual assets of AROC, Inc., where he served as the managing member and President of Southern Bay Energy, LLC upon its formation. The Southern Bay entities were merged into GeoResources in April 2007. Mr. Lodzinski served as a director, Chief Executive Officer and President of GeoResources, Inc. from April 2007 until its merger with Halcón in August 2012. He served as President and Chief Executive Officer of Oak Valley Resources, LLC from its formation in December 2012 until the closing of its strategic combination with Earthstone Energy, Inc. ("Earthstone") in December 2014. Since December 2014, Mr. Lodzinski has served as Chairman, President and Chief Executive Officer of Earthstone. He holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan.

Neeraj Mital, Director, has served as a director and member of Yuma's nominating (chair) committee since the closing of the merger with Davis on October 26, 2016. He served as a director of Davis from 2009 through October 26, 2016. Since 2016, he has been a consultant to Evercore Partners, Inc., a New York based global investment banking advisory and investment management firm. From 1999 to 2016, he was a Senior Managing Director of Evercore Partners Inc., including Co-Head of its private equity business from 2008 to 2016. Mr. Mital has twenty-seven years of experience in principal investing and mergers and acquisitions. Prior to joining Evercore in 1998, he was a Managing Director at The Blackstone Group. From 1989 through 1991, Mr. Mital was with Salomon Brothers Inc. Prior to joining Salomon Brothers, he was a CPA with Price Waterhouse. Mr. Mital has also served on the Board of Directors of Sentral Energy, Ltd. since 2015 and Alliantgroup, LP since 2006. He received a B.S. in economics from The Wharton School at the University of Pennsylvania.

J. Christopher Teets, Director, has served as a director and member of Yuma's audit and compensation (chair) committees since the closing of the merger with Davis on October 26, 2016. He has been a partner of Red Mountain Capital Partners LLC ("Red Mountain"), an investment management firm, since February 2005. Before joining Red Mountain, Mr. Teets was an investment banker at Goldman, Sachs & Co. Mr. Teets joined Goldman, Sachs & Co. in 2000 and was made a Vice President in 2004. Prior to Goldman, Sachs & Co., Mr. Teets worked in the investment banking division of Citigroup. Mr. Teets has also served as a director of Marlin Business Services Corp., since May 2010, as a director of Nature's Sunshine Products, Inc., since December 2015 and as a director of Air Transport Services Group, Inc. since February 2009. Mr. Teets also previously served as a director of Encore Capital Group, Inc. from May 2007 until June 2015, and Affirmative Insurance Holdings, Inc., from August 2008 until September 2011. He holds a bachelor's degree from Occidental College and an MSc degree from the London School of Economics.

Additional Information

2016 Year-end Proved Reserves – SEC Prices

The table below summarizes our estimated proved reserves at December 31, 2016 based on reports prepared by Netherland, Sewell, & Associates (**NSAI)**. In preparing these reports, NSAI evaluated 100% of our properties at December 31, 2016. The information in the following table does not give any effect to or reflect our commodity derivatives.

	Oil (MBbls)	Natural Gas Liquids (MBbls)	Natural Gas (MMcf)	Total (MBoe)[1]	Present Value Discounted at 10% ($ in thousands) [2]
Proved developed[3]	2,203	1,061	21,919	6,917	67,317
Proved undeveloped [3]	773	287	2,060	1,404	6,283
Total proved [3]	2,976	1,348	23,979	8,321	73,600

1. Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).
2. Present Value Discounted at 10% ("PV10") is a Non-GAAP measure that differs from a measure under accounting principles generally accepted in the United States known as (GAAP) measure "standardized measure of discounted future net cash flows" in that PV10 is calculated without regard to future income taxes. Management believes that the presentation of the PV10 value is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, we believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies. For these reasons, management uses, and believes the industry generally uses, the PV10 measure in evaluating and comparing acquisition candidates and assessing the potential return on investment related to investments in oil and natural gas properties. PV10 includes estimated abandonment costs less salvage. PV10 does not necessarily represent the fair market value of oil and natural gas properties. PV10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The table below titled "Non-GAAP Reconciliation" provides a reconciliation of PV10 to the standardized measure of discounted future net cash flows.

   Non-GAAP Reconciliation ($ in thousands)
   The following table produces a reconciliation of PV10 to the standardized measure of discounted future net cash flows as of December 31, 2016:

Present value of estimated future net revenues (PV10)	73,600
Future income taxes discounted at 10%	-
Standardized measure of discounted future net cash flows	73,600

3. Proved reserves were calculated using prices equal to the twelve-month unweighted arithmetic average of the first-day-of-the-month prices for each of the preceding twelve months, which were $42.75 per Bbl (WTI) and $2.48 per MMBtu (HH), for the year ended December 31, 2016. Adjustments were made for location and grade.

Yuma Proved Reserves Summary

2016 NSAI Year End Reserves – YE16 Strip Prices

Reserve Report Summary Using Strip Prices (12/31/2016)[1]

	Reserve Category	Net Oil	Net Gas	Net NGL	Net Total	Net Capex	PV-10	Develop. Cost
1P Summary		Mbbls	MMcf	Mbbls	Mboe[2]	$M	$M	$/Boe
	PDP	1,591	11,537	555	4,068	8,883	61,124	2.18
	PDNP	788	10,549	527	3,073	8,955	42,071	2.91
	PUD	953	2,582	373	1,756	19,240	14,769	10.96
	Proved	3,331	24,668	1,455	8,898	$37,077	$117,964	$4.17

Reserve Report Commentary

- Based on December 31, 2016 Netherland Sewell & Associates Year End 2016 Reserve Report
- Year-end 2016 Strip prices
  - 2017 $56.19/BO & $3.606/MMbtu
  - 2018 $56.59/BO & $3.141/MMbtu
  - 2019 $56.10/BO & $2.873/MMbtu
  - 2020 $56.05/BO & $2.877/MMbtu
  - 2021 $56.21/BO & $2.905/MMbtu
  - 2021+ $56.51/BO & $2.934/MMbtu
- Does not include reserve potential in categories beyond 1P
- PDP reserves includes P&A capex for all properties (minus salvage)

Reserves by Category (%)


PUD
20%
PDP
46%
PDNP
34%

Reserves by Product (Mboe)


NGL
16%
OIL
38%
GAS
46%

Reserves by PV10 ($M)


PUD
12%
PDNP
36%
PDP
52%

1. See additional information on page 25.

2. Determined using a ratio of six MCF of natural gas equal to one barrel of oil equivalent (Boe).

Additional Information
2016 Year-end Proved Reserves – Strip Prices

NSAI also prepared estimates of the Company's proved reserves at year-end 2016 using strip prices as of December 31, 2016, adjusted for differentials. Reference oil prices per barrel for the years 2017, 2018, 2019, 2020, and 2021 were $56.19, $56.59, $56.10, $56.05, $56.21, respectively, and were held flat at $56.51 per barrel thereafter. Reference natural gas prices per MMBTU for the years 2017, 2018, 2019, 2020, and 2021 were $3.61, $3.14, $2.87, $2.88, $2.91, respectively, and were held flat at $2.93 per MMBtu thereafter. Differentials vary by field but overall were approximately $3.00 per barrel for oil and $0.30 per MMBtu for natural gas.

Management believes the disclosure of estimated reserves using strip prices is useful in that it offers stockholders additional information about the quantity and value of our reserves under an alternative price scenario to that of SEC prices. In addition, management generally makes decisions based on estimated future prices as is customary in the industry.

The Company's estimated proved reserves by category as of December 31, 2016, based on strip prices, are provided in the following table. A decline in strip prices would likely result in a reduction in the quantity and value of reserves shown. The information in the following table does not give any effect to or reflect our commodity derivatives.

	Oil (MBbls)	Natural Gas Liquids (MBbls)	Natural Gas (MMcf)	Total (MBoe)[1]	Present Value Discounted at 10% ($ in thousands)[2]
Proved developed	2,379	1,082	22,086	7,142	103,194
Proved undeveloped	953	373	2,582	1,756	14,759
Total proved	3,331	1,455	24,668	8,898	117,954

1. Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).
2. Present Value Discounted at 10% ("PV10") is a Non-GAAP measure that differs from the GAAP measure "standardized measure of discounted future net cash flows" in that PV10 is calculated without regard to future income taxes. Management believes that the presentation of the PV10 value is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, we believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies. For these reasons, management uses, and believes the industry generally uses, the PV10 measure in evaluating and comparing acquisition candidates and assessing the potential return on investment related to investments in oil and natural gas properties. PV10 includes estimated abandonment costs less salvage. PV10 does not necessarily represent the fair market value of oil and natural gas properties. PV10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.